UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2025

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

300 North Commons Blvd.,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) At The Progressive Corporation's (the "Company") Annual Meeting of Shareholders held on May 9, 2025, 511,221,365 common shares were represented in person or by proxy.

(b) At the Annual Meeting, shareholders took the following actions:

•Proposal One - Shareholders elected each of the eleven directors named below. The votes cast with respect to each director were as follows:

Director	Term Expires	For	Against	Abstain	Broker Non-Votes
Philip Bleser	2026	466,795,043	10,939,899	376,993	33,109,430
Stuart B. Burgdoerfer	2026	448,964,578	28,775,906	371,451	33,109,430
Pamela J. Craig	2026	474,090,284	1,833,437	2,188,214	33,109,430
Charles A. Davis	2026	446,522,648	26,951,435	4,637,852	33,109,430
Roger N. Farah	2026	444,096,822	33,635,068	380,045	33,109,430
Lawton W. Fitt	2026	429,580,378	48,203,546	328,011	33,109,430
Susan Patricia Griffith	2026	469,850,275	7,972,044	289,616	33,109,430
Devin C. Johnson	2026	475,308,606	573,627	2,229,702	33,109,430
Jeffrey D. Kelly	2026	452,340,475	25,424,505	346,955	33,109,430
Barbara R. Snyder	2026	469,738,319	8,043,079	330,537	33,109,430
Kahina Van Dyke	2026	475,421,777	450,939	2,239,219	33,109,430

•Proposal Two - Cast an advisory vote approving the Company’s executive compensation program. This proposal received 449,062,926 affirmative votes and 28,421,323 negative votes. There were 627,686 abstentions and 33,109,430 broker non-votes with respect to this proposal.

•Proposal Three - Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2025. This proposal received 471,787,568 affirmative votes and 34,866,806 negative votes. There were 4,566,991 abstentions and no broker non-votes with respect to this proposal.

Item 7.01 Regulation FD Disclosure.

On May 9, 2025, the Company’s Board of Directors (the “Board”) renewed the Company’s authorization to repurchase up to 25 million of the Company’s common shares, $1.00 par value, and declared the
Company’s quarterly common share dividend in the amount of ten cents ($0.10) per share, payable on July
11, 2025, to shareholders of record on July 3, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2025
                            THE PROGRESSIVE CORPORATION

                            By: /s/ Carl G. Joyce
                            Name: Carl G. Joyce
                        Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

3